UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 29, 2015

Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33748	20 – 8718331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 New York Avenue, N.W., Suite 900

Washington, D.C. 20005

(Address of Principal Executive Offices) (Zip Code)

(202) 728-0044

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Sixth Amendment to Credit Agreement

On July 29, 2015, DuPont Fabros Technology, Inc. (the “Company”) amended its unsecured revolving credit facility to, among other things, increase the total commitment under the facility from $560 million to $700 million.

The amendment (the “Sixth Amendment”), dated July 29, 2015, amends the Credit Agreement, dated May 6, 2010, as amended (the “Credit Agreement”), by and among DuPont Fabros Technology, L.P., the operating partnership of the Company (the “Borrower”); all of the Borrower’s subsidiaries that currently guaranty the obligations under the Company’s Indenture governing the terms of its 5 7⁄8% senior notes due 2021, including the subsidiaries that own the ACC2, ACC4, ACC5, ACC6, CH1, NJ1, SC1, VA3 and VA4 data centers and the SC2 parcel of land, but excluding the Company’s taxable REIT subsidiary, DF Technical Services LLC, and the subsidiaries that own the Company’s ACC3, ACC7 and CH2 data center facilities, the ACC8 parcel of land and the Company’s property management company, DF Property Management LLC; the Company; KeyBank National Association, as administrative agent and a lender (“KeyBank”); and the other lending institutions that are parties thereto.

Except as amended by the Sixth Amendment, the remaining terms of the Credit Agreement remain in full force and effect.

The foregoing does not purport to be a complete description of the terms of the Sixth Amendment and such description is qualified in its entirety by reference to the Sixth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

* * *

From time to time, the Company has had customary commercial and/or investment banking relationships with KeyBank, Raymond James Bank, N.A., Citizens Bank, N.A., Royal Bank of Canada, Stifel Bank & Trust, Goldman Sachs Bank USA, TD Bank, N.A., Credit Suisse AG, Cayman Islands Branch, SunTrust Bank, Deutsche Bank AG, New York Branch, Regions Bank and Synovus Bank, and/or certain of their affiliates, all of which are lenders under the Credit Agreement.

* * *

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Sixth Amendment to Credit Agreement and Other Loan Documents, dated as of July 29, 2015, by and among DuPont Fabros Technology, L.P., as Borrower, DuPont Fabros Technology, Inc., as a guarantor, and the subsidiaries of Borrower that are parties thereto, as Subsidiary Guarantors, KeyBank National Association as Agent and a Lender, and the other lending institutions that are parties thereto, as Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT FABROS TECHNOLOGY, INC.

July 31, 2015	/s/ Richard A. Montfort, Jr.
Richard A. Montfort, Jr., Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1	Sixth Amendment to Credit Agreement and Other Loan Documents, dated as of July 29, 2015, by and among DuPont Fabros Technology, L.P., as Borrower, DuPont Fabros Technology, Inc., as a guarantor, and the subsidiaries of Borrower that are parties thereto, as Subsidiary Guarantors, KeyBank National Association as Agent and a Lender, and the other lending institutions that are parties thereto, as Lenders.